Filed pursuant to Rule 497(a)
Registration No. 333-197689
Rule 482ad

ARROWMARK FINANCIAL CORP. (BANX) JUNE 30, 2024 INVESTMENT OBJECTIVE The ArrowMark Financial Corp.’s (NASDAQ: BANX) (“Fund”) primary investment objective is to provide shareholders with current income. The Fund’s strategy has a focus on income generation, capital preservation, and providing risk - adjusted rates of return. FUND INFORMATION NASDAQ Ticker Symbol BANX CUSIP 861780104 Inception Date November 13, 2013 Market Price / Share 3,7 $19.26 Closing NAV / Share $21.58 Premium/Discount to NAV (10.8%) Inception Market Price / Share 2 $25.00 Inception NAV / Share 2,3,4 $23.49 ASSET ALLOCATION (As of 6/30/2024 ) FUND HIGHLIGHTS ▪ Unique investment vehicle dedicated to making investments in regulatory capital relief securities issued by large, global banks, and community bank securities ▪ Non - correlated, value - add non commoditized product portfolio ▪ Meaningful floating rate assets (~89%) may position the portfolio well for rising rate environment ▪ Portfolio is primarily comprised of income assets within a closed - end fund structure ▪ High current income potential ▪ Distributions paid quarterly 1 ▪ Relatively stable net asset value (“NAV”) released monthly Past performance is no guarantee of future results . 5 YEAR DISTRIBUTION HISTORY 1 ( As of 1 /1/2018 – 6/30/2024) Distribution per share $214mm 9.9% 8.17% managed assets historical distribution rate 1 since inception NAV return 2 $1.52 $1.52 $1.56 $1.68 $0.90 $0.05 $0.10 $0.10 $0.10 $0.42 $- $0.50 $1.00 $1.50 $2.00 $2.50 2020 2021 2022 2023 2024 YTD Long Term Capital Gain Distribution Special Distributions Declared Distributions Regulatory Capital Relief Securities , 88.6% Structured Debt , 5.4% Term Loans , 4.9% Money Market , 0.4% Trust Preferred and Preferred Securities , 0.9%

ARROWMARK FINANCIAL CORP. (BANX)

ARROWMARK FINANCIAL CORP.

Annual Total Returns *(As of 6/30/2024)*	1 Year	3 Year	5 Year	10 Year
BANX NAV	15.23%	10.29%	9.67%	8.72%
BANX Market Price	25.75%	4.33%	6.08%	5.69%
Bloomberg Aggregate[5]	2.63%	-3.02%	-0.23%	1.35%
Bloomberg High Yield[6]	10.44%	1.64%	3.92%	4.31%



$30
$25
$20
$15
$10
$5
$-
12/31/2013
12/31/2015
12/31/2017
12/31/2019
12/31/2021
12/31/2023
21.58
18.43
NAV
Market Price

Past performance is no guarantee of future results. [1]Distributions from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable distributions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets. There can be no assurance that the Fund will continue to pay the same or any Distributions. Distributions can only be approved by the Fund's Board of Trustees. [2]The Fund commenced operations on November 13, 2013. [3]Numerical data compiled by Bank of New York Mellon, Administrator to the Fund, is based on information believed to be correct, subject to revision and adjustment. All numbers are rounded to the 100th decimal place. [4]Net Asset Value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expenses from the initial public offering price of $25 per share. [5]Bloomberg U.S. Aggregate Bond Index ("Bloomberg Aggregate") (including interest income) covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government agency, corporate, plus mortgage- and asset-backed sectors. [6]Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index ("Bloomberg High Yield") is an index that measures the performance of high yield, non-investment grade corporate bonds, with a maximum allocation of 2% to any one issuer. [7]Market Price as of 8/8/2024.

ABOUT ARROWMARK FINANCIAL CORP.

The Fund is an SEC registered, non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol "BANX." Its investment objective is to provide shareholders with current income. BANX pursues its objective by investing primarily in regulatory capital relief securities of financial institutions. The Fund is managed by ArrowMark Asset Management, LLC. Destra Capital Advisors LLC, a registered investment advisor, is providing secondary market servicing for the Fund. To learn more, visit ir.arrowmarkfinancialcorp.com or contact Destra Capital Advisors at 877-855-3434 or BANX@destracapital.com.

DISCLAIMER AND RISK FACTORS

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment and market risks, management risk, income and interest rate risks, banking industry risks, preferred stock risk, convertible securities risk, debt securities risk, liquidity risk, valuation risk, leverage risk, non-diversification risk, credit and counterparty risks, market at a discount from net asset value risk and market disruption risk. Shares of closed-end investment companies may trade above (a premium) or below (a discount) their net asset value. The Fund's shares may not be appropriate for all investors. Investors should review and consider carefully the Fund's investment objective, risks, charges and expenses. Past performance does not guarantee future results. The Annual Report, Semi-Annual Report and other regulatory filings of the Company with the SEC are accessible on the SEC's website at www.sec.gov and on the Company's website at ir.arrowmarkfinancialcorp.com.